Exhibit 99.1

UNITED STATES BANKRUPTCY COURT DISTRICT OF Delaware In Re. Cano Health, Inc. § Case No. 24-10164 § § Lead Case No. 24-10164 Debtor(s) § Jointly Administered Monthly Operating Report Chapter 11 Reporting Period Ended: 03/31/2024 Petition Date: 02/04/2024 Months Pending: 2 Industry Classification: 6 2 1 1 Reporting Method: Accrual Basis Cash Basis Debtor’s Full-Time Employees (current): 0 Debtor’s Full-Time Employees (as of date of order for relief): 0 Supporting Documentation (check all that are attached): (For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor) Statement of cash receipts and disbursements Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit Statement of operations (profit or loss statement) Accounts receivable aging Postpetition liabilities aging Statement of capital assets Schedule of payments to professionals Schedule of payments to insiders All bank statements and bank reconciliations for the reporting period Description of the assets sold or transferred and the terms of the sale or transfer /s/ Eladio Gil Eladio Gil Signature of Responsible Party Printed Name of Responsible Party 05/01/2024 Date 9725 NW 117th Ave, Miami, FL 33178 Address STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies. UST Form 11-MOR (12/01/2021)

Debtor's Name Cano Health, Inc. Case No. 24-10164

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$40,117	
b.	Total receipts (net of transfers between accounts)	$114,131	$136,179
c.	Total disbursements (net of transfers between accounts)	$0	$0
d.	Cash balance end of month (a+b-c)	$154,248	
e.	Disbursements made by third party for the benefit of the estate	$0	$0
f.	Total disbursements for quarterly fee calculation (c+e)	$0	$0

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$0
b.	Accounts receivable over 90 days outstanding (net of allowance)	$0
c.	Inventory (Book ◉ Market ◯ Other ◯ (attach explanation))	$0
d	Total current assets	$0
e.	Total assets	$0
f.	Postpetition payables (excluding taxes)	$0
g.	Postpetition payables past due (excluding taxes)	$0
h.	Postpetition taxes payable	$0
i.	Postpetition taxes past due	$0
j.	Total postpetition debt (f+h)	$0
k.	Prepetition secured debt	$0
l.	Prepetition priority debt	$0
m.	Prepetition unsecured debt	$0
n.	Total liabilities (debt) (j+k+l+m)	$0
o.	Ending equity/net worth (e-n)	$0

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0
b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0
c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)		Current Month	Cumulative
a.	Gross income/sales (net of returns and allowances)	$0	
b.	Cost of goods sold (inclusive of depreciation, if applicable)	$0	
c.	Gross profit (a-b)	$0	
d.	Selling expenses	$0	
e.	General and administrative expenses	$3,299,113	
f.	Other expenses	$0	
g.	Depreciation and/or amortization (not included in 4b)	$0	
h.	Interest	$0	
i.	Taxes (local, state, and federal)	$0	
j.	Reorganization items	$0	
k.	Profit (loss)	$-3,299,113	$-3,998,562

UST Form 11-MOR (12/01/2021) 2

Debtor’s Name Cano Health, Inc. Case No. 24-10164 Part 5: Professional Fees and Expenses Approved Approved Paid Current Paid Current Month Cumulative Month Cumulative a. Debtor’s professional fees & expenses (bankruptcy) Aggregate Total Itemized Breakdown by Firm Firm Name Role i ii iii iv v vi vii viii ix x xi xii xiii xiv xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi UST Form 11-MOR (12/01/2021)

Debtor’s Name Cano Health, Inc. Case No. 24-10164 xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvii UST Form 11-MOR (12/01/2021) 4

Debtor’s Name Cano Health, Inc. Case No. 24-10164 lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii xcix c ci Approved Approved Paid Current Paid Current Month Cumulative Month Cumulative b. Debtor’s professional fees & expenses (nonbankruptcy) Aggregate Total Itemized Breakdown by Firm Firm Name Role i ii iii iv v vi vii viii ix x xi xii xiii xiv UST Form 11-MOR (12/01/2021) 5

Debtor’s Name Cano Health, Inc. Case No. 24-10164 xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi UST Form 11-MOR (12/01/2021) 6

Debtor's Name Cano Health, Inc. Case No. 24-10164

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UST Form 11-MOR (12/01/2021) 7

Debtor's Name Cano Health, Inc. Case No. 24-10164

	xcix						
	c						
c.	All professional fees and expenses (debtor & committees)			$0	$0	$0	$0

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$0	$0
d.	Postpetition employer payroll taxes paid	$0	$0
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$0	$0
g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:

a.	Were any payments made on prepetition debt? (if yes, see Instructions)	Yes ○ No ●	
b.	Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes ○ No ●	
c.	Were any payments made to or on behalf of insiders?	Yes ○ No ●	
d.	Are you current on postpetition tax return filings?	Yes ● No ○	
e.	Are you current on postpetition estimated tax payments?	Yes ● No ○	
f.	Were all trust fund taxes remitted on a current basis?	Yes ● No ○	
g.	Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes ○ No ●	
h.	Were all payments made to or on behalf of professionals approved by the court?	Yes ○ No ○ N/A ●	
i.	Do you have: Worker's compensation insurance?	Yes ● No ○	
	If yes, are your premiums current?	Yes ● No ○ N/A ○	(if no, see Instructions)
	Casualty/property insurance?	Yes ● No ○	
	If yes, are your premiums current?	Yes ● No ○ N/A ○	(if no, see Instructions)
	General liability insurance?	Yes ● No ○	
	If yes, are your premiums current?	Yes ● No ○ N/A ○	(if no, see Instructions)
j.	Has a plan of reorganization been filed with the court?	Yes ● No ○	
k.	Has a disclosure statement been filed with the court?	Yes ● No ○	
l.	Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes ● No ○	

UST Form 11-MOR (12/01/2021) 8

Debtor’s Name Cano Health, Inc. Case No. 24-10164 Part 8: Individual Chapter 11 Debtors (Only) a. Gross income (receipts) from salary and wages $0 b. Gross income (receipts) from self-employment $0 c. Gross income from all other sources $0 d. Total income in the reporting period (a+b+c) $0 e. Payroll deductions $0 f. Self-employment related expenses $0 g. Living expenses $0 h. All other expenses $0 i. Total expenses in the reporting period (e+f+g+h) $0 j. Difference between total income and total expenses (d-i) $0 k. List the total amount of all postpetition debts that are past due $0 l. Are you required to pay any Domestic Support Obligations as defined by 11 Yes No U.S.C § 101(14A)? m. If yes, have you made all Domestic Support Obligation payments? Yes No N/A Privacy Act Statement 28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor’s progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee’s or examiner’s duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee’s systems of records notice, UST-001, “Bankruptcy Case Files and Associated Records.” See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http:// www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F). I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate. /s/ Eladio Gil Eladio Gil Signature of Responsible Party Printed Name of Responsible Party Chief Financial Officer 05/01/2024 Title Date

Debtor’s Name Cano Health, Inc. Case No. 24-10164 PageOnePartOne PageOnePartTwo PageTwoPartOne PageTwoPartTwo UST Form 11-MOR (12/01/2021) 10

Debtor’s Name Cano Health, Inc. Case No. 24-10164 Bankruptcy1to50 Bankruptcy51to100 NonBankruptcy1to50 NonBankruptcy51to100 UST Form 11-MOR (12/01/2021) 11

Debtor’s Name Cano Health, Inc. Case No. 24-10164 PageThree PageFour UST Form 11-MOR (12/01/2021) 12

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

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In re	:	Chapter 11
:
CANO HEALTH, INC., et al.,	:	Case No. 24-10164 (KBO)
:
:
Debtors.[1]	:	(Jointly Administered)
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STATEMENTS OF LIMITATIONS,

METHODOLOGY, AND DISCLAIMERS REGARDING

MONTHLY OPERATING REPORT FOR THE PERIOD

FROM MARCH 1, 2024 THROUGH MARCH 31, 2024

Introduction

Cano Health, Inc. and certain of its subsidiaries, as debtors and debtors in possession (collectively, the “Debtors”) in the above-captioned chapter 11 cases (the “Chapter 11 Cases”) have prepared and filed the attached Monthly Operating Report (this “MOR”) for the period including March 1, 2024 through March 31, 2024 (the “Reporting Period”) in the United States Bankruptcy Court for the District of Delaware (the “Court”). The Debtors have prepared this MOR with the assistance of their advisors and professionals solely for the purpose of complying with the reporting requirements applicable in the Chapter 11 Cases.

Although the Debtors generally prepare their financial statements on a consolidated basis, this MOR has been prepared on an entity-by-entity basis (excluding most intercompany eliminations) for each of the Debtors. This MOR is unaudited, limited in scope, and does not purport to represent financial information prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), nor is it in accordance with federal or state securities laws or other applicable non-bankruptcy law or in lieu of complying with any periodic reporting requirements thereunder. This MOR is not intended to fully reconcile to the consolidated financial information prepared by the Debtors. Information contained in this MOR is derived from the Debtors’ books and records, but does not reflect in all circumstances the presentation for U.S. GAAP or U.S. Securities and Exchange Commission reporting purposes. In order to comply with their obligations to provide MORs during these Chapter 11 Cases, the Debtors have prepared this MOR using the best information presently available to them, which has been collected, maintained, and prepared in accordance with their historical accounting practices, prior to consolidating and eliminating entries. The results of operations, financial position, and schedule of receipts and disbursements contained herein are not necessarily indicative of results that may be expected for any period other the Reporting Period, and may not necessarily reflect the Debtors’ future consolidated results of operations, financial position, and schedule of receipts and disbursements. The Debtors caution readers not to place undue reliance upon this MOR. There can be no assurance that such information is complete, and this MOR may be subject to revision.

[1]

The last four digits of Cano Health, Inc.’s tax identification number are 4224. A complete list of the Debtors in the chapter 11 cases may be obtained on the website of the Debtors’ claims and noticing agent at https://www.kccllc.net/CanoHealth. The Debtors’ mailing address is 9725 NW 117th Avenue, Miami, Florida 33178.

Official MOR Form	Monthly Operating Report About Debtor Entities’ Value, Operations, Profitability and Cash Flows	1

Interest in Subsidiaries and Affiliates

Cano Health, Inc. (“CHI”) owns the equity interests in Primary Care (ITC) Intermediate Holdings, LLC (“PCIH”) through 67.72% economic interests and 100% voting interests. PCIH owns 100% of the membership interests in Cano Health, LLC (“CH LLC”). CH LLC directly or indirectly owns 100% of the membership interests in all remaining Debtors.

In order for the Debtors to deliver healthcare services to patients in certain markets, the Debtors contracted with entities (the “Physicians Groups”) that enabled the Debtors to employ healthcare providers to contract with managed care payors. Each Physician Group contracted with the Company through a Management Services Agreement (“MSA”), which allowed such Physician Groups to provide certain services. Prior to the Petition Date, the Debtors terminated such MSAs and have sold all or substantially all of the assets of the Physicians Groups.

Notwithstanding such agreements having been terminated, the MOR for CH LLC provides financial figures for the Physician Groups, which include Cano Health Texas, PLLC, Cano Health Nevada, PLLC, Cano Health California, PC, CHC Provider Network, PC and Cano Health Illinois, PLLC.

Reservation of Rights

This MOR is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Debtors’ Chapter 11 Cases. The unaudited financial information has been derived from the Debtors’ books and records. The information presented herein has not been subject to all procedures that typically would be applied to financial information in accordance with U.S. GAAP. Upon the application of such procedures, the Debtors believe that the financial information could be subject to material change. The information furnished in this MOR includes normal recurring adjustments but does not include all of the adjustments that typically would be made for interim financial information presented in accordance with U.S. GAAP.

Although the Debtors made commercially reasonable efforts to ensure the accuracy and completeness of this MOR, inadvertent errors and omissions may occur. Accordingly, the Debtors hereby reserve all of their rights to dispute the nature, validity, status, enforceability, or executory natures of any claim amount, agreement, representation, or other statement set forth in this MOR. Further, the Debtors reserve the right to amend or supplement this MOR in all respects, as may be necessary and appropriate, but shall be under no obligation to do so. Nothing contained in this MOR shall constitute a waiver of any of the Debtors’ rights or an admission with respect to the Chapter 11 Cases.

The Debtors’ management prepared this MOR with the assistance of their advisors, and relied on financial data derived from their books, records, and historical financial statements that were available at the time of this MOR’s preparation. Eladio Gil, the Debtors’ Chief Financial Officer, has signed each MOR. Mr. Gil is an authorized signatory for each of the Debtors. In reviewing and signing this MOR, Mr. Gil necessarily has relied upon the efforts, statements, advice, and representations of various personnel employed by the Debtors and their advisors. Mr. Gil has not (and could not have) personally verified the accuracy of each statement, representation, and answer contained in each MOR.

MOR Form

Part 1: Cash Receipts and Disbursements

Reported cash receipts may include intercompany Debtor-to-Debtor transactions given the nature of the Debtors’ cash management system and the reporting requirements for this MOR. Reported cash disbursements exclude any intercompany Debtor-to-Debtor transactions and only represent payments made to external third

Official MOR Form	Monthly Operating Report About Debtor Entities’ Value, Operations, Profitability and Cash Flows	2

parties. As a result, the estimated disbursements reported on Part 1 of the MOR may not agree with the Debtors’ bank statements or the Debtors’ books and records. Reconciling differences will exist between bank statement balances and balance sheet cash balances due to routine timing differences between payment execution in the Debtors’ financial system and disbursement of funds from Debtor bank accounts.

Part 2: Asset and Liability Status

Please refer to the “Introduction,” “Interest in Subsidiaries and Affiliates” and “Reservation of Rights” notes above for information about presentation and limitations that may exist in the MOR.

Postpetition payables primarily consists of trade payables balances.

Part 3: Assets Sold or Transferred

No such transactions or activities occurred during the Reporting Period. Please refer to the “Introduction,” “Interest in Subsidiaries and Affiliates” and “Reservation of Rights” notes above for information about presentation and limitations that may exist in the MOR.

Part 4: Income Statement (Statement of Operations)

Please refer to the “Introduction,” “Interest in Subsidiaries and Affiliates” and “Reservation of Rights” notes above for information about presentation and limitations that may exist in the MOR.

Part 5: Professional Fees and Expenses

The Debtors did not make any payments to any restructuring professionals or committee professionals (whether retained or anticipated to be retained) during the Reporting Period.

Part 6: Postpetition Taxes

In the ordinary course of business, the Debtors are obligated to pay certain taxes and governmental fees. On March 5, 2024 (outside the Reporting Period), the Court entered the Final Order Pursuant to 11 U.S.C. §§ 105(a), 363(b), 507(a), and 541(d) (I) Authorizing Debtors to Pay Prepetition Taxes and Fees, and (II) Granting Related Relief [Docket No. 242] authorizing, but not directing, the Debtors to, among other things, pay Taxes and Fees that arise or accrue in the ordinary course of business on a postpetition basis consistent with prepetition practices. The Debtors believe that they are current with respect to any postpetition Taxes and Fees that have come due.

Part 7(g): Postpetition Borrowing

On March 6, 2024, the Court entered the Final Order Pursuant to 11 U.S.C. §§ 105, 361, 362, 363, 364, 507, and 552 and Fed. R. Bankr. P. 2002, 4001, 6003, 6004, and 9014 for (I) Authority to (A) Obtain Postpetition Financing, (B) Use Cash Collateral (C) Grant Liens and Provide Superpriority Administrative Expense Status, (D) Grant Adequate Protection, and (E) Modify the Automatic Stay, and (II) Related Relief [Docket No. 271] authorizing the Debtors to (i) obtain postpetition financing (the “DIP Financing”) to fund the costs of implementing the Debtors’ restructuring in the form of a superpriority senior secured multiple draw term loan credit facility in the aggregate principal amount of $150,000,000, and (ii) the Debtors’ use of cash collateral. During the Reporting Period, the Debtors drew $22,000,000 under the DIP Financing.

Official MOR Form	Monthly Operating Report About Debtor Entities’ Value, Operations, Profitability and Cash Flows	3

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Cano Health, Inc., et al. Debtor Cash Receipts and Disbursements	Case No: 24-10164 Reporting Period: March 1 – March 31, 2024 $ in thousands

Case Number	24-10164	24-10165	24-10166	24-10167	24-10168	24-10169	24-10170	24-10171	24-10172	24-10173

	Cano Health, Inc.	Primary Care (ITC) Intermediate Holdings, LLC	Complete Medical Billing and Coding Services, LLC	Cano Health, LLC	Cano Health of Puerto Rico LLC	CHPR MSO LLC	Cano Health of Florida, LLC	Cano Health CA1 MSO, LLC	Physicians Partners Group Merger, LLC	Cano Health Nevada Network, LLC
Receipts	114	—	—	16,431	—	—	—	—	93	—
DIP Funds Received	—	—	—	22,000	—	—	—	—	—	—

Total Receipts	114	—	—	38,431	—	—	—	—	93	—

Disbursements
Operating Disbursements	—	—	—	3,234	—	—	—	—	—	—
Operating Disbursements (Auto Debits)	—	—	—	1,364	—	—	—	—	—	—
Operating Professional Costs	—	—	—	2,151	—	—	—	—	—	—
Rent	—	—	—	3,085	—	—	—	—	—	—
Payroll & Benefits	—	—	—	15,813	—	—	—	—	—	—
Pharmacy Rx Costs	—	—	—	—	—	—	—	—	—	—
PPG	—	—	—	—	—	—	—	—	—	—
Provider Payments	—	—	—	1,528	—	—	—	—	31	—
Loan Interest	—	—	—	805	—	—	—	—	—	—
Intact Collateral	—	—	—	11,971	—	—	—	—	—	—
KCC - DIP Escrow	—	—	—	11,986	—	—	—	—	—	—
Transaction Fees and Other Disbursements	—	—	—	—	—	—	—	—	—	—

Total Disbursements	—	—	—	51,937	—	—	—	—	31	—

Net Cash Flow	$114	$—	$—	$(13,506)	$—	$—	$—	$—	$62	$—

Official MOR Form	Monthly Operating Report About Debtor Entities’ Value, Operations, Profitability and Cash Flows	4

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Cano Health, Inc., et al. Debtor Cash Receipts and Disbursements (continued)	Case No: 24-10164 Reporting Period: March 1 – March 31, 2024 $ in thousands

Case Number	24-10174	24-10175	24-10176	24-10177	24-10178	24-10179	24-10180	24-10181	24-10182	24-10183

	Comfort Pharmacy 2, LLC	Cano Medical Center of West Florida, LLC	Cano Occupational Health, LLC	CH Dental Administrative Services LLC	American Choice Healthcare, LLC	Physicians Partners Group Puerto Rico, LLC (FL)	DGM MSO, LLC	Cano PCP Wound Care, LLC	Cano Research LLC	Cano Personal Behavior LLC
Receipts	853	0	—	—	4,931	—	476	—	—	—
DIP Funds Received	—	—	—	—	—	—	—	—	—	—

Total Receipts	853	0	—	—	4,931	—	476	—	—	—

Disbursements
Operating Disbursements	—	—	—	—	—	—	—	—	—	—
Operating Disbursements (Auto Debits)	—	—	—	—	—	—	—	—	—	—
Operating Professional Costs	—	—	—	—	—	—	—	—	—	—
Rent	—	—	—	—	—	—	—	—	—	—
Payroll & Benefits	—	—	—	—	—	—	—	—	—	—
Pharmacy Rx Costs	828	—	—	—	—	—	—	—	—	—
PPG	—	—	—	—	—	—	—	—	—	—
Provider Payments	—	—	—	—	128	—	205	—	—	—
Loan Interest	—	—	—	—	—	—	—	—	—	—
Intact Collateral	—	—	—	—	—	—	—	—	—	—
KCC - DIP Escrow	—	—	—	—	—	—	—	—	—	—
Transaction Fees and Other Disbursements	—	—	—	—	—	—	—	—	—	—

Total Disbursements	828	—	—	—	128	—	205	—	—	—

Net Cash Flow	$25	$0	$—	$—	$4,803	$—	$272	$—	$—	$—

Official MOR Form	Monthly Operating Report About Debtor Entities’ Value, Operations, Profitability and Cash Flows	5

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Cano Health, Inc., et al. Debtor Cash Receipts and Disbursements (continued)	Case No: 24-10164 Reporting Period: March 1 – March 31, 2024 $ in thousands

Case Number	24-10184	24-10185	24-10186	24-10187	24-10188	24-10189	24-10190	24-10191	24-10192	24-10193

	Cano PCP MSO, LLC	Physicians Partners Group Puerto Rico, LLC (PR)	Cano HP MSO, LLC	Cano PCP, LLC	Orange Healthcare Administration, LLC	ACH Management Services, LLC	Physicians Partners Group of FL, LLC	Cano Behavior Health LLC	PPG Puerto Rico Blocker, Inc.	Orange Care Group South Florida Management Services Organization, LLC
Receipts	—	—	171	36	—	—	31	—	—	—
DIP Funds Received	—	—	—	—	—	—	—	—	—	—

Total Receipts	—	—	171	36	—	—	31	—	—	—
Disbursements
Operating Disbursements	—	—	—	—	—	—	—	—	—	—
Operating Disbursements (Auto Debits)	—	—	—	—	—	—	—	—	—	—
Operating Professional Costs	—	—	—	—	—	—	—	—	—	—
Rent	—	—	—	—	—	—	—	—	—	—
Payroll & Benefits	—	—	—	—	—	—	—	—	—	—
Pharmacy Rx Costs	—	—	—	—	—	—	—	—	—	—
PPG	—	—	—	—	—	—	—	—	—	—
Provider Payments	—	—	—	—	—	—	—	—	—	—
Loan Interest	—	—	—	—	—	—	—	—	—	—
Intact Collateral	—	—	—	—	—	—	—	—	—	—
KCC - DIP Escrow	—	—	—	—	—	—	—	—	—	—
Transaction Fees and Other Disbursements	—	—	—	—	—	—	—	—	—	—

Total Disbursements	—	—	—	—	—	—	—	—	—	—

Net Cash Flow	$—	$—	$171	$36	$—	$—	$31	$—	$—	$—

Official MOR Form	Monthly Operating Report About Debtor Entities’ Value, Operations, Profitability and Cash Flows	6

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Cano Health, Inc., et al. Debtor Cash Receipts and Disbursements (continued)	Case No: 24-10164 Reporting Period: March 1 – March 31, 2024 $ in thousands

Case Number	24-10194	24-10195	24-10196	24-10197	24-10198	24-10199	24-10200	24-10201	24-10202	24-10203

	Cano Belen, LLC	Cano Health Illinois Network, LLC	Orange Accountable Care Organization of South Florida LLC	Cano Health New Mexico LLC	Cano Pharmacy, LLC	Orange Accountable Care Organization, LLC	IFB Pharmacy, LLC	American Choice Commercial ACO, LLC	Belen Pharmacy Group, LLC	Orange Care IPA of New York, LLC
Receipts	2,593	—	931	1	2,013	—	0	131	0	—
DIP Funds Received	—	—	—	—	—	—	—	—	—	—

Total Receipts	2,593	—	931	1	2,013	—	0	131	0	—
Disbursements
Operating Disbursements	—	—	—	—	—	—	—	—	—	—
Operating Disbursements (Auto Debits)	—	—	—	—	—	—	—	—	—	—
Operating Professional Costs	—	—	—	—	—	—	—	—	—	—
Rent	—	—	—	—	—	—	—	—	—	—
Payroll & Benefits	—	—	—	—	—	—	—	—	—	—
Pharmacy Rx Costs	—	—	—	—	2,050	—	—	—	—	—
PPG	—	—	—	—	—	—	—	—	—	—
Provider Payments	—	—	—	—	—	—	—	—	—	—
Loan Interest	—	—	—	—	—	—	—	—	—	—
Intact Collateral	—	—	—	—	—	—	—	—	—	—
KCC - DIP Escrow	—	—	—	—	—	—	—	—	—	—
Transaction Fees and Other Disbursements	—	—	—	—	—	—	—	—	—	—

Total Disbursements	—	—	—	—	2,050	—	—	—	—	—

Net Cash Flow	$2,593	$—	$931	$1	$(37)	$—	$0	$131	$0	$—

Official MOR Form	Monthly Operating Report About Debtor Entities’ Value, Operations, Profitability and Cash Flows	7

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Cano Health, Inc., et al. Debtor Cash Receipts and Disbursements (continued)	Case No: 24-10164 Reporting Period: March 1 – March 31, 2024 $ in thousands

Case Number	24-10204	24-10205	24-10206	24-10207	24-10208	24-10209	24-10210	24-10211

	University Health Care Pharmacy, LLC	Orange Care IPA of New Jersey, LLC	Cano Health New York, IPA, LLC	Total Care ACO, LLC	Clinical Research of Hollywood, P.A.	Cano Health CA1, LLC	Cano Health Illinois 1 MSO, LLC	Solis Network Solutions, LLC
Receipts	659	—	—	—	—	—	—	—
DIP Funds Received	—	—	—	—	—	—	—	—

Total Receipts	659	—	—	—	—	—	—	—
Disbursements
Operating Disbursements	—	—	—	—	—	—	—	—
Operating Disbursements (Auto Debits)	—	—	—	—	—	—	—	—
Operating Professional Costs	—	—	—	—	—	—	—	—
Rent	—	—	—	—	—	—	—	—
Payroll & Benefits	—	—	—	—	—	—	—	—
Pharmacy Rx Costs	644	—	—	—	—	—	—	—
PPG	—	—	—	—	—	—	—	—
Provider Payments	—	—	—	—	—	—	—	—
Loan Interest	—	—	—	—	—	—	—	—
Intact Collateral	—	—	—	—	—	—	—	—
KCC - DIP Escrow	—	—	—	—	—	—	—	—
Transaction Fees and Other Disbursements	—	—	—	—	—	—	—	—

Total Disbursements	644	—	—	—	—	—	—	—

Net Cash Flow	$15	$—	$—	$—	$—	$—	$—	$—

Official MOR Form	Monthly Operating Report About Debtor Entities’ Value, Operations, Profitability and Cash Flows	8

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Cano Health, Inc., et al. Debtor Balance Sheets	Case No: 24-10164 as of March 31, 2024 $ in thousands

Case Number	24-10164	24-10165	24-10166	24-10167	24-10168	24-10169	24-10170	24-10171	24-10172	24-10173
Entity	Cano Health, Inc.	Primary Care (ITC) Intermediate Holdings, LLC	Complete Medical Billing and Coding Services, LLC	Cano Health, LLC	Cano Health of Puerto Rico LLC	CHPR MSO LLC	Cano Health of Florida, LLC	Cano Health CA1 MSO, LLC	Physicians Partners Group Merger, LLC	Cano Health Nevada Network, LLC
Assets
Current assets:
Cash, cash equivalents and restricted cash	—	—	—	135,145	103	—	—	—	179	—
Accounts receivable, net of unpaid service provider costs	—	—	—	54,123	—	—	—	—	—	—
Equity securities at fair value	—	—	—	1,400	—	—	—	—	—	—
Prepaid expenses and other current assets	—	—	—	18,054	(0)	—	(2)	(2)	—	—

Total current assets	—	—	—	208,721	103	—	(2)	(2)	179	—
Property and equipment, net	—	—	—	47,392	—	—	—	1	—	—
Operating lease right of use assets	—	—	—	60,408	5	—	—	—	—	—
Goodwill	—	—	—	(0)	—	—	—	—	—	—
Payor relationships, net	—	—	—	517,758	—	—	—	—	—	—
Other intangibles, net	—	—	—	160,913	—	—	—	—	—	—
Other assets	(0)	—	—	4,174	—	—	—	—	—	—

Total Assets	(0)	—	—	999,366	107	—	(2)	(1)	179	—

Liabilities and stockholder’s equity
Current liabilities:
Accounts payable and accrued expenses	—	—	—	132,619	(0)	—	(0)	—	—	—
Current portion of notes payable	—	—	—	1,416,909	—	—	—	—	—	—
Current portion of finance lease liabilities	—	—	—	2,703	—	—	—	—	—	—
Current portion due to seller	—	—	—	48,240	—	—	—	—	—	—
Current portion of operating lease liabilities	—	—	—	15,841	7	—	—	16	—	—
Other current liabilities	145	—	—	77,987	—	—	—	—	—	—
Intercompany	(1,186,706)	—	—	1,147,284	373	—	44	2,338	1,794	—

Total current liabilities	(1,186,561)	—	—	2,841,583	380	—	44	2,354	1,794	—
Notes payable, net of current portion and debt issuance costs	—	—	—	(0)	—	—	—	—	—	—
Long term portion of operating lease liabilities	—	—	—	62,002	5	—	—	—	—	—
Due to seller, net of current portion	—	—	—	0	—	—	—	—	—	—
Long term portion of finance lease liabilities	—	—	—	5,781	—	—	—	—	—	—
Contingent considerations, net of current portion	—	—	—	(0)	—	—	—	—	—	—
Other liabilities	—	—	—	1,964	—	—	—	—	—	—

Total liabilities	(1,186,561)	—	—	2,911,330	385	—	44	2,354	1,794	—

Stockholder’s Equity/Members’ Capital
Shares of Class A common stock $0.0001 par value	25	—	—	—	—	—	—	—	—	—
Shares of Class B common stock $0.0001 par value	31	—	—	—	—	—	—	—	—	—
Members’ capital	1,657	—	—	154,669	—	—	—	—	—	—
Additional paid-in capital	1,062,339	—	—	—	—	—	—	—	—	—
Accumulated deficit	122,509	—	—	(2,066,633)	(278)	—	(46)	(2,355)	(1,615)	—

Total Stockholders’ Equity (Deficit) / Members’ Capital (Deficit)	1,186,561	—	—	(1,911,964)	(278)	—	(46)	(2,355)	(1,615)	—

Total Liabilities and Stockholders’ Equity (Deficit) / Members’ Capital (Deficit)	(0)	—	—	999,366	107	—	(2)	(1)	179	—

Official MOR Form	Monthly Operating Report About Debtor Entities’ Value, Operations, Profitability and Cash Flows	9

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Cano Health, Inc., et al. Debtor Balance Sheets (continued)	Case No: 24-10164 as of March 31, 2024 $ in thousands

Case Number	24-10174	24-10175	24-10176	24-10177	24-10178	24-10179	24-10180	24-10181	24-10182	24-10183
Entity	Comfort Pharmacy 2, LLC	Cano Medical Center of West Florida, LLC	Cano Occupational Health, LLC	CH Dental Administrative Services LLC	American Choice Healthcare, LLC	Physicians Partners Group Puerto Rico, LLC (FL)	DGM MSO, LLC	Cano PCP Wound Care, LLC	Cano Research LLC	Cano Personal Behavior LLC
Assets
Current assets:
Cash, cash equivalents and restricted cash	278	—	—	—	40,845	—	378	—	—	—
Accounts receivable, net of unpaid service provider costs	1,077	—	—	—	4,357	—	(22,180)	—	—	—
Prepaid expenses and other current assets	(36)	—	—	—	826	—	2	—	—	—

Total current assets	1,318	—	—	—	46,027	—	(21,799)	—	—	—
Property and equipment, net	—	—	—	—	21	—	—	—	—	—
Operating lease right of use assets	—	—	—	—	—	—	—	—	—	—
Goodwill	—	—	—	—	—	—	—	—	—	—
Payor relationships, net	—	—	—	—	—	—	—	—	—	—
Other intangibles, net	—	—	—	—	—	—	—	—	—	—
Other assets	—	—	—	—	—	—	—	—	—	—

Total Assets	1,318	—	—	—	46,048	—	(21,799)	—	—	—

Liabilities and stockholder’s equity
Current liabilities:
Accounts payable and accrued expenses	439	—	—	—	16,740	—	1,229	—	—	—
Current portion of notes payable	—	—	—	—	—	—	—	—	—	—
Current portion of finance lease liabilities	—	—	—	—	—	—	—	—	—	—
Current portion due to seller	—	—	—	—	—	—	—	—	—	—
Current portion of operating lease liabilities	(38)	—	—	—	—	—	—	—	—	—
Other current liabilities	—	—	—	—	1,665	—	—	—	—	—
Intercompany	(2,140)	—	—	—	36,256	—	(28,261)	—	—	—

Total current liabilities	(1,739)	—	—	—	54,661	—	(27,032)	—	—	—
Notes payable, net of current portion and debt issuance costs	—	—	—	—	—	—	—	—	—	—
Long term portion of operating lease liabilities	—	—	—	—	—	—	—	—	—	—
Due to seller, net of current portion	—	—	—	—	—	—	—	—	—	—
Long term portion of finance lease liabilities	—	—	—	—	—	—	—	—	—	—
Contingent considerations, net of current portion	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	—	—	—	—	—	—

Total liabilities	(1,739)	—	—	—	54,661	—	(27,032)	—	—	—

Stockholder’s Equity/Members’ Capital
Shares of Class A common stock $0.0001 par value	—	—	—	—	—	—	—	—	—	—
Shares of Class B common stock $0.0001 par value	—	—	—	—	—	—	—	—	—	—
Members’ capital	—	—	—	—	—	—	—	—	—	—
Additional paid-in capital	—	—	—	—	—	—	—	—	—	—
Accumulated deficit	3,057	—	—	—	(8,614)	—	5,232	—	—	—

Total Stockholders’ Equity (Deficit) / Members’ Capital (Deficit)	3,057	—	—	—	(8,614)	—	5,232	—	—	—

Total Liabilities and Stockholders’ Equity (Deficit) / Members’ Capital (Deficit)	1,318	—	—	—	46,048	—	(21,799)	—	—	—

Official MOR Form	Monthly Operating Report About Debtor Entities’ Value, Operations, Profitability and Cash Flows	10

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Cano Health, Inc., et al.	Case No: 24-10164
Debtor Balance Sheets (continued)	as of March 31, 2024
$ in thousands

Case Number	24-10184	24-10185	24-10186	24-10187	24-10188	24-10189	24-10190	24-10191	24-10192	24-10193
Entity	Cano PCP MSO, LLC	Physicians Partners Group Puerto Rico, LLC (PR)	Cano HP MSO, LLC	Cano PCP, LLC	Orange Healthcare Administration, LLC	ACH Management Services, LLC	Physicians Partners Group of FL, LLC	Cano Behavior Health LLC	PPG Puerto Rico Blocker, Inc.	Orange Care Group South Florida Management Services Organization, LLC
Assets
Current assets:
Cash, cash equivalents and restricted cash	—	47	—	—	—	—	—	—	—	—
Accounts receivable, net of unpaid service provider costs	—	901	14,962	—	—	—	(2,094)	—	—	—
Prepaid expenses and other current assets	19	1,737	9	—	—	—	—	—	—	—

Total current assets	19	2,685	14,971	—	—	—	(2,094)	—	—	—
Property and equipment, net	—	49	—	—	—	—	—	—	—	—
Operating lease right of use assets	—	(1)	—	—	—	—	—	—	—	—
Goodwill	—	—	—	—	—	—	—	—	—	—
Payor relationships, net	—	—	—	—	—	—	—	—	—	—
Other intangibles, net	—	—	—	—	—	—	—	—	—	—
Other assets	—	7	—	—	—	—	—	—	—	—

Total Assets	19	2,740	14,971	—	—	—	(2,094)	—	—	—

Liabilities and stockholder’s equity
Current liabilities:
Accounts payable and accrued expenses	0	(46)	6,966	—	—	—	1,734	—	—	—
Current portion of notes payable	—	—	—	—	—	—	—	—	—	—
Current portion of finance lease liabilities	—	—	—	—	—	—	—	—	—	—
Current portion due to seller	—	—	—	—	—	—	—	—	—	—
Current portion of operating lease liabilities	—	(5)	—	—	—	—	—	—	—	—
Other current liabilities	—	142	—	—	—	—	—	—	—	—
Intercompany	112	6,918	(6,405)	—	—	—	(972)	—	6	—

Total current liabilities	112	7,010	561	—	—	—	761	—	6	—
Notes payable, net of current portion and debt issuance costs	—	—	—	—	—	—	—	—	—	—
Long term portion of operating lease liabilities	—	(1)	—	—	—	—	—	—	—	—
Due to seller, net of current portion	—	—	—	—	—	—	—	—	—	—
Long term portion of finance lease liabilities	—	—	—	—	—	—	—	—	—	—
Contingent considerations, net of current portion	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	9	—	—	—	—	—	—	—	—

Total liabilities	112	7,017	561	—	—	—	761	—	6	—

Stockholder’s Equity/Members’ Capital
Shares of Class A common stock $0.0001 par value	—	—	—	—	—	—	—	—	—	—
Shares of Class B common stock $0.0001 par value	—	—	—	—	—	—	—	—	—	—
Members’ capital	—	—	—	—	—	—	—	—	—	—
Additional paid-in capital	—	—	—	—	—	—	—	—	—	—
Accumulated deficit	(93)	(4,277)	14,410	—	—	—	(2,855)	—	(6)	—

Total Stockholders’ Equity (Deficit) / Members’ Capital (Deficit)	(93)	(4,277)	14,410	—	—	—	(2,855)	—	(6)	—

Total Liabilities and Stockholders’ Equity (Deficit) / Members’ Capital (Deficit)	19	2,740	14,971	—	—	—	(2,094)	—	—	—

Official MOR Form	Monthly Operating Report About Debtor Entities’ Value, Operations, Profitability and Cash Flows	11

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Cano Health, Inc., et al. Debtor Balance Sheets (continued)	Case No: 24-10164 as of March 31, 2024 $ in thousands

Case Number	24-10194	24-10195	24-10196	24-10197	24-10198	24-10199	24-10200	24-10201	24-10202	24-10203
Entity	Cano Belen, LLC	Cano Health Illinois Network, LLC	Orange Accountable Care Organization of South Florida LLC	Cano Health New Mexico LLC	Cano Pharmacy, LLC	Orange Accountable Care Organization, LLC	IFB Pharmacy, LLC	American Choice Commercial ACO, LLC	Belen Pharmacy Group, LLC	Orange Care IPA of New York, LLC
Assets
Current assets:
Cash, cash equivalents and restricted cash	—	—	—	9	980	—	9	—	0	—
Accounts receivable, net of unpaid service provider costs	—	—	—	(251)	1,676	—	114	—	229	—
Prepaid expenses and other current assets	—	—	—	16	727	—	0	—	(19)	—

Total current assets	—	—	—	(227)	3,383	—	123	—	210	—
Property and equipment, net	—	—	—	—	103	—	9	—	3	—
Operating lease right of use assets	—	—	—	15	(187)	—	—	—	(39)	—
Goodwill	—	—	—	—	—	—	—	—	—	—
Payor relationships, net	—	—	—	—	—	—	—	—	—	—
Other intangibles, net	—	—	—	—	—	—	—	—	—	—
Other assets	—	—	—	—	—	—	—	—	—	—

Total Assets	—	—	—	(212)	3,299	—	131	—	174	—

Liabilities and stockholder’s equity
Current liabilities:
Accounts payable and accrued expenses	—	—	—	58	593	—	(0)	—	0	—
Current portion of notes payable	—	—	—	—	—	—	—	—	—	—
Current portion of finance lease liabilities	—	—	—	31	—	—	—	—	—	—
Current portion due to seller	—	—	—	—	—	—	—	—	—	—
Current portion of operating lease liabilities	—	—	—	113	28	—	—	—	(29)	—
Other current liabilities	—	—	—	—	—	—	—	—	—	—
Intercompany	—	—	—	13,128	11,104	—	1,099	—	1,397	—

Total current liabilities	—	—	—	13,329	11,725	—	1,099	—	1,368	—
Notes payable, net of current portion and debt issuance costs	—	—	—	—	—	—	—	—	—	—
Long term portion of operating lease liabilities	—	—	—	19	(211)	—	—	—	(12)	—
Due to seller, net of current portion	—	—	—	—	—	—	—	—	—	—
Long term portion of finance lease liabilities	—	—	—	49	—	—	—	—	—	—
Contingent considerations, net of current portion	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	(39)	—	—	—	—	—

Total liabilities	—	—	—	13,398	11,475	—	1,099	—	1,356	—

Stockholder’s Equity/Members’ Capital
Shares of Class A common stock $0.0001 par value	—	—	—	—	—	—	—	—	—	—
Shares of Class B common stock $0.0001 par value	—	—	—	—	—	—	—	—	—	—
Members’ capital	—	—	—	—	—	—	—	—	—	—
Additional paid-in capital	—	—	—	—	—	—	—	—	—	—
Accumulated deficit	—	—	—	(13,610)	(8,175)	—	(968)	—	(1,182)	—

Total Stockholders’ Equity (Deficit) / Members’ Capital (Deficit)	—	—	—	(13,610)	(8,175)	—	(968)	—	(1,182)	—

Total Liabilities and Stockholders’ Equity (Deficit) / Members’ Capital (Deficit)	—	—	—	(212)	3,299	—	131	—	174	—

Official MOR Form	Monthly Operating Report About Debtor Entities’ Value, Operations, Profitability and Cash Flows	12

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Cano Health, Inc., et al. Debtor Balance Sheets (continued)	Case No: 24-10164 as of March 31, 2024 $ in thousands

Case Number	24-10204	24-10205	24-10206	24-10207	24-10208	24-10209	24-10210	24-10211
Entity	University Health Care Pharmacy, LLC	Orange Care IPA of New Jersey, LLC	Cano Health New York, IPA, LLC	Total Care ACO, LLC	Clinical Research of Hollywood, P.A.	Cano Health CA1, LLC	Cano Health Illinois 1 MSO, LLC	Solis Network Solutions, LLC
Assets
Current assets:
Cash, cash equivalents and restricted cash	21	—	—	—	—	—	—	—
Accounts receivable, net of unpaid service provider costs	1,305	—	—	—	—	—	—	—
Prepaid expenses and other current assets	139	—	—	—	—	—	—	—

Total current assets	1,466	—	—	—	—	—	—	—
Property and equipment, net	—	—	—	—	—	—	—	—
Operating lease right of use assets	(165)	—	—	—	—	—	—	—
Goodwill	—	—	—	—	—	—	—	—
Payor relationships, net	—	—	—	—	—	—	—	—
Other intangibles, net	—	—	—	—	—	—	—	—
Other assets	—	—	—	—	—	—	—	—

Total Assets	1,300	—	—	—	—	—	—	—

Liabilities and stockholder’s equity
Current liabilities:
Accounts payable and accrued expenses	13	—	—	—	—	—	—	—
Current portion of notes payable	—	—	—	—	—	—	—	—
Current portion of finance lease liabilities	—	—	—	—	—	—	—	—
Current portion due to seller	—	—	—	—	—	—	—	—
Current portion of operating lease liabilities	16	—	—	—	—	—	—	—
Other current liabilities	—	—	—	—	—	—	—	—
Intercompany	2,629	—	—	—	—	—	—	—

Total current liabilities	2,659	—	—	—	—	—	—	—
Notes payable, net of current portion and debt issuance costs	—	—	—	—	—	—	—	—
Long term portion of operating lease liabilities	(77)	—	—	—	—	—	—	—
Due to seller, net of current portion	—	—	—	—	—	—	—	—
Long term portion of finance lease liabilities	—	—	—	—	—	—	—	—
Contingent considerations, net of current portion	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	—	—	—	—

Total liabilities	2,581	—	—	—	—	—	—	—

Stockholder’s Equity/Members’ Capital
Shares of Class A common stock $0.0001 par value	—	—	—	—	—	—	—	—
Shares of Class B common stock $0.0001 par value	—	—	—	—	—	—	—	—
Members’ capital	—	—	—	—	—	—	—	—
Additional paid-in capital	—	—	—	—	—	—	—	—
Accumulated deficit	(1,281)	—	—	—	—	—	—	—

Total Stockholders’ Equity (Deficit) / Members’ Capital (Deficit)	(1,281)	—	—	—	—	—	—	—

Total Liabilities and Stockholders’ Equity (Deficit) / Members’ Capital (Deficit)	1,300	—	—	—	—	—	—	—

Official MOR Form	Monthly Operating Report About Debtor Entities’ Value, Operations, Profitability and Cash Flows	13

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Cano Health, Inc., et al. Debtor Statement of Income (Loss)	Case No: 24-10164 Reporting Period: March 1 – March 31, 2024 $ in thousands

Case Number	24-10164	24-10165	24-10166	24-10167[1]	24-10168	24-10169	24-10170	24-10171	24-10172	24-10173
	Cano Health, Inc.	Primary Care (ITC) Intermediate Holdings, LLC	Complete Medical Billing and Coding Services, LLC	Cano Health, LLC	Cano Health of Puerto Rico LLC	CHPR MSO LLC	Cano Health of Florida, LLC	Cano Health CA1 MSO, LLC	Physicians Partners Group Merger, LLC	Cano Health Nevada Network, LLC
Revenues
Capitated revenue	—	—	—	91,205	—	—	—	—	—	—
Fee-for-service and other revenue	—	—	—	1,363	—	—	—	—	—	—

Total Revenues	—	—	—	92,568	—	—	—	—	—	—
Operating Expenses
Third-party medical costs	—	—	—	92,019	—	—	—	—	—	—
Direct patient expense	—	—	—	6,659	—	—	—	—	—	—
Selling, general and administrative expense	3,299	—	—	20,581	1	—	—	0	—	—
Depreciation and amortization expense	—	—	—	6,105	—	—	—	—	—	—
Transaction costs and other	—	—	—	564	—	—	—	—	—	—
Fair value adjustment - contingent considerations	—	—	—	—	—	—	—	—	—	—
Credit loss on other assets	—	—	—	—	—	—	—	—	—	—
Goodwill impairment loss	—	—	—	—	—	—	—	—	—	—

Total Operating Expenses	3,299	—	—	125,929	1	—	—	0	—	—
Income (loss) from Operations	(3,299)	—	—	(33,361)	(1)	—	—	(0)	—	—
Other (Expense) Income
Interest expense	—	—	—	(2,674)	—	—	—	—	—	—
Interest income	—	—	—	14	—	—	—	—	—	—
Loss on extinguishment of debt	—	—	—	—	—	—	—	—	—	—
Change in fair value of warrant liabilities	—	—	—	—	—	—	—	—	—	—
Other expenses	—	—	—	24	—	—	—	—	—	—
Reorganization expense	—	—	—	(62,344)	—	—	—	—	—	—

Total Other Expenses, Net	—	—	—	(64,981)	—	—	—	—	—	—
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—

Net Income (loss)	(3,299)	—	—	(98,342)	(1)	—	—	(0)	—	—

Footnote:

1.

The Debtors have prepared the financial information for the purposes of this MOR prior to receiving two pending journal entries related to (i) an anticipated tax receivable charge related to its TRA liability, and (ii) a liability reversal of its contingent consideration on deferred compensation.

Official MOR Form	Monthly Operating Report About Debtor Entities’ Value, Operations, Profitability and Cash Flows	14

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Cano Health, Inc., et al. Debtor Statement of Income (Loss) (continued)	Case No: 24-10164 Reporting Period: March 1 – March 31, 2024 $ in thousands

Case Number	24-10174	24-10175	24-10176	24-10177	24-10178	24-10179	24-10180	24-10181	24-10182	24-10183
	Comfort Pharmacy 2, LLC	Cano Medical Center of West Florida, LLC	Cano Occupational Health, LLC	CH Dental Administrative Services LLC	American Choice Healthcare, LLC	Physicians Partners Group Puerto Rico, LLC (FL)	DGM MSO, LLC	Cano PCP Wound Care, LLC	Cano Research LLC	Cano Personal Behavior LLC
Revenues
Capitated revenue	—	—	—	—	100,327	—	9,153	—	—	—
Fee-for-service and other revenue	772	—	—	—	—	—	0	—	—	—

Total Revenues	772	—	—	—	100,327	—	9,153	—	—	—
Operating Expenses
Third-party medical costs	—	—	—	—	101,466	—	9,845	—	—	—
Direct patient expense	739	—	—	—	1,845	—	277	—	—	—
Selling, general and administrative expense	1	—	—	—	142	—	0	—	—	—
Depreciation and amortization expense	—	—	—	—	1	—	—	—	—	—
Transaction costs and other	—	—	—	—	—	—	—	—	—	—
Fair value adjustment - contingent considerations	—	—	—	—	—	—	—	—	—	—
Credit loss on other assets	—	—	—	—	—	—	—	—	—	—
Goodwill impairment loss	—	—	—	—	—	—	—	—	—	—

Total Operating Expenses	741	—	—	—	103,455	—	10,122	—	—	—
Income (loss) from Operations	31	—	—	—	(3,127)	—	(969)	—	—	—
Other (Expense) Income
Interest expense	—	—	—	—	—	—	—	—	—	—
Interest income	—	—	—	—	458	—	—	—	—	—
Loss on extinguishment of debt	—	—	—	—	—	—	—	—	—	—
Change in fair value of warrant liabilities	—	—	—	—	—	—	—	—	—	—
Other expenses	—	—	—	—	77	—	—	—	—	—
Reorganization expense	—	—	—	—	—	—	—	—	—	—

Total Other Expenses, Net	—	—	—	—	534	—	—	—	—	—
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—

Net Income (loss)	31	—	—	—	(2,593)	—	(969)	—	—	—

Official MOR Form	Monthly Operating Report About Debtor Entities’ Value, Operations, Profitability and Cash Flows	15

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Cano Health, Inc., et al. Debtor Statement of Income (Loss) (continued)	Case No: 24-10164 Reporting Period: March 1 – March 31, 2024 $ in thousands

Case Number	24-10184	24-10185	24-10186	24-10187	24-10188	24-10189	24-10190	24-10191	24-10192	24-10193
	Cano PCP MSO, LLC	Physicians Partners Group Puerto Rico, LLC (PR)	Cano HP MSO, LLC	Cano PCP, LLC	Orange Healthcare Administration, LLC	ACH Management Services, LLC	Physicians Partners Group of FL, LLC	Cano Behavior Health LLC	PPG Puerto Rico Blocker, Inc.	Orange Care Group South Florida Management Services Organization, LLC
Revenues
Capitated revenue	—	—	26,890	—	—	—	2,944	—	—	—
Fee-for-service and other revenue	—	—	—	—	—	—	—	—	—	—

Total Revenues	—	—	26,890	—	—	—	2,944	—	—	—

Operating Expenses
Third-party medical costs	—	(1,437)	29,474	—	—	—	2,075	—	—	—
Direct patient expense	—	—	3,518	—	—	—	—	—	—	—
Selling, general and administrative expense	—	1	10	—	—	—	—	—	—	—
Depreciation and amortization expense	—	—	—	—	—	—	—	—	—	—
Transaction costs and other	—	—	—	—	—	—	—	—	—	—
Fair value adjustment - contingent considerations	—	—	—	—	—	—	—	—	—	—
Credit loss on other assets	—	—	—	—	—	—	—	—	—	—
Goodwill impairment loss	—	—	—	—	—	—	—	—	—	—

Total Operating Expenses	—	(1,436)	33,002	—	—	—	2,075	—	—	—

Income (loss) from Operations	—	1,436	(6,112)	—	—	—	869	—	—	—

Other (Expense) Income
Interest expense	—	—	—	—	—	—	—	—	—	—
Interest income	—	—	—	—	—	—	—	—	—	—
Loss on extinguishment of debt	—	—	—	—	—	—	—	—	—	—
Change in fair value of warrant liabilities	—	—	—	—	—	—	—	—	—	—
Other expenses	—	(18)	—	—	—	—	—	—	—	—
Reorganization expense	—	—	—	—	—	—	—	—	—	—

Total Other Expenses, Net	—	(18)	—	—	—	—	—	—	—	—

Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—

Net Income (loss)	—	1,418	(6,112)	—	—	—	869	—	—	—

Official MOR Form	Monthly Operating Report About Debtor Entities’ Value, Operations, Profitability and Cash Flows	16

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Cano Health, Inc., et al. Debtor Statement of Income (Loss) (continued)	Case No: 24-10164 Reporting Period: March 1 – March 31, 2024 $ in thousands

Case Number	24-10194	24-10195	24-10196	24-10197	24-10198	24-10199	24-10200	24-10201	24-10202	24-10203
	Cano Belen, LLC	Cano Health Illinois Network, LLC	Orange Accountable Care Organization of South Florida LLC	Cano Health New Mexico LLC	Cano Pharmacy, LLC	Orange Accountable Care Organization, LLC	IFB Pharmacy, LLC	American Choice Commercial ACO, LLC	Belen Pharmacy Group, LLC	Orange Care IPA of New York, LLC
Revenues
Capitated revenue	—	—	—	—	—	—	—	—	—	—
Fee-for-service and other revenue	—	—	—	1	2,038	—	—	—	—	—

Total Revenues	—	—	—	1	2,038	—	—	—	—	—

Operating Expenses
Third-party medical costs	—	—	—	—	—	—	—	—	—	—
Direct patient expense	—	—	—	—	1,884	—	(0)	—	(0)	—
Selling, general and administrative expense	—	—	—	7	246	—	2	—	13	—
Depreciation and amortization expense	—	—	—	—	8	—	0	—	0	—
Transaction costs and other	—	—	—	—	—	—	—	—	—	—
Fair value adjustment - contingent considerations	—	—	—	—	—	—	—	—	—	—
Credit loss on other assets	—	—	—	—	—	—	—	—	—	—
Goodwill impairment loss	—	—	—	—	—	—	—	—	—	—

Total Operating Expenses	—	—	—	7	2,138	—	2	—	13	—

Income (loss) from Operations	—	—	—	(6)	(100)	—	(2)	—	(13)	—

Other (Expense) Income
Interest expense	—	—	—	—	—	—	—	—	—	—
Interest income	—	—	—	—	—	—	—	—	—	—
Loss on extinguishment of debt	—	—	—	—	—	—	—	—	—	—
Change in fair value of warrant liabilities	—	—	—	—	—	—	—	—	—	—
Other expenses	—	—	—	(9)	—	—	—	—	—	—
Reorganization expense	—	—	—	2,439	—	—	—	—	—	—

Total Other Expenses, Net	—	—	—	2,430	—	—	—	—	—	—

Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—

Net Income (loss)	—	—	—	2,424	(100)	—	(2)	—	(13)	—

Official MOR Form	Monthly Operating Report About Debtor Entities’ Value, Operations, Profitability and Cash Flows	17

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Cano Health, Inc., et al. Debtor Statement of Income (Loss) (continued)	Case No: 24-10164 Reporting Period: March 1 – March 31, 2024 $ in thousands

Case Number	24-10204	24-10205	24-10206	24-10207	24-10208	24-10209	24-10210	24-10211
	University Health Care Pharmacy, LLC	Orange Care IPA of New Jersey, LLC	Cano Health New York, IPA, LLC	Total Care ACO, LLC	Clinical Research of Hollywood, P.A.	Cano Health CA1, LLC	Cano Health Illinois 1 MSO, LLC	Solis Network Solutions, LLC
Revenues
Capitated revenue	—	—	—	—	—	—	—	—
Fee-for-service and other revenue	584	—	—	—	—	—	—	—

Total Revenues	584	—	—	—	—	—	—	—

Operating Expenses
Third-party medical costs	—	—	—	—	—	—	—	—
Direct patient expense	744	—	—	—	—	—	—	—
Selling, general and administrative expense	10	—	—	—	—	—	—	—
Depreciation and amortization expense	—	—	—	—	—	—	—	—
Transaction costs and other	—	—	—	—	—	—	—	—
Fair value adjustment - contingent considerations	—	—	—	—	—	—	—	—
Credit loss on other assets	—	—	—	—	—	—	—	—
Goodwill impairment loss	—	—	—	—	—	—	—	—

Total Operating Expenses	754	—	—	—	—	—	—	—

Income (loss) from Operations	(170)	—	—	—	—	—	—	—
Other (Expense) Income
Interest expense	—	—	—	—	—	—	—	—
Interest income	—	—	—	—	—	—	—	—
Loss on extinguishment of debt	—	—	—	—	—	—	—	—
Change in fair value of warrant liabilities	—	—	—	—	—	—	—	—
Other expenses	—	—	—	—	—	—	—	—
Reorganization expense	—	—	—	—	—	—	—	—

Total Other Expenses, Net	—	—	—	—	—	—	—	—

Income tax expense (benefit)	—	—	—	—	—	—	—	—

Net Income (loss)	(170)	—	—	—	—	—	—	—

Official MOR Form	Monthly Operating Report About Debtor Entities’ Value, Operations, Profitability and Cash Flows	18

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Cano Health, Inc., et al. Schedule of Post-Petition Borrowing Activity	Case No: 24-10164 Reporting Period: March 1 – March 31, 2024

The Debtors hereby submit this attestation regarding postpetition borrowing during the period of March 1 through March 31, 2024.

In accordance with the Debtors’ FINAL ORDER PURSUANT TO 11 U.S.C. §§ 105, 361, 362, 363, 364, 507, AND 552 AND FED. R. BANKR. P. 2002, 4001, 6003, 6004, AND 9014 FOR (I) AUTHORITY TO (A) OBTAIN POSTPETITION FINANCING, (B) USE CASH COLLATERAL (C) GRANT LIENS AND PROVIDE SUPERPRIORITY ADMINISTRATIVE EXPENSE STATUS, (D) GRANT ADEQUATE PROTECTION, AND (E) MODIFY THE AUTOMATIC STAY, AND (II) RELATED RELIEF [Docket No. 271], Debtor Cano Health, LLC, initiated the following borrowing during this reporting period, which was deposited to Cano Health, LLC account *7721:

$22,000,000 on March 18, 2024

/s/ Eladio Gil	May 1, 2024
Signature of Authorized Individual	Date

Eladio Gil	Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

Official MOR Form	Monthly Operating Report About Debtor Entities’ Value, Operations, Profitability and Cash Flows	19

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Cano Health, Inc., et al. Schedule of Payments on Prepetition Debt	Case No: 24-10164 Reporting Period: March 1 – March 31, 2024

All payments made by the Debtors during the Reporting Period (and included in the disbursements reported in this MOR) were authorized under various final orders granted by the Court, which authorized the Debtors’ various motions that were filed following the commencement of the Chapter 11 Cases.

/s/ Eladio Gil	May 1, 2024
Signature of Authorized Individual	Date

Eladio Gil	Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

Official MOR Form	Monthly Operating Report About Debtor Entities’ Value, Operations, Profitability and Cash Flows	20

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Cano Health, Inc., et al. Schedule of Payments to Insiders	Case No: 24-10164 Reporting Period: March 1 – March 31, 2024

The Debtors hereby submit this attestation regarding payments to insiders during the period of March 1 through March 31, 2024.

With respect to insiders, all cash payments made were on account of ordinary course salaries and authorized travel and expense reimbursements.

No non-cash transfers were made during this reporting period.

/s/ Eladio Gil	May 1, 2024
Signature of Authorized Individual	Date

Eladio Gil	Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

Official MOR Form	Monthly Operating Report About Debtor Entities’ Value, Operations, Profitability and Cash Flows	21

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Cano Health, Inc., et al. All bank statements and bank reconciliations for the reporting period	Case No: 24-10164 Reporting Period: March 1 – March 31, 2024

The Debtors hereby submit this attestation regarding bank account reconciliations in lieu of providing copies of bank statements, bank reconciliations, and journal entries.

The Debtors’ standard practice is to ensure that bank reconciliations are completed as part of the month end close each reporting period. I attest that each of the Debtors’ bank accounts has been reconciled in accordance with their standard practices.

/s/ Eladio Gil	May 1, 2024
Signature of Authorized Individual	Date

Eladio Gil	Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

Official MOR Form	Monthly Operating Report About Debtor Entities’ Value, Operations, Profitability and Cash Flows	22